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                                                                   Exhibit 10.1

                                                                 EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------

     This Amendment No. 1 to Credit Agreement (this "Amendment") is entered into as of August 13, 2002 by and among BJ's Wholesale Club, Inc., a Delaware corporation (the "Borrower"), Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as LC Issuer, as Swing Line Lender and as Agent (the "Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS
                                    --------

     A. The Borrower, the Agent and the Lenders are party to that certain $200,000,000 Credit Agreement dated as of June 12, 2002 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

               Section 6.19.3 is amended by deleting the reference contained therein to the dollar amount of "$565,000,000" and replacing it with a reference to the dollar amount of "$515,000,000".

          2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and
          (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);


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               (b)  Each of the representations and warranties contained in the
          Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

               (c) No Default or Unmatured Default has occurred and is continuing.

          3. Effective Date. Section 1 of this Amendment shall become effective upon:

               (a) the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); and

               (b) the Borrower having delivered to the Agent all of the following documents:

                    (i) A Reaffirmation of Guaranty in the form of Exhibit A hereto executed by each of the Guarantors;

                    (ii) A certificate, executed by the Secretary or Assistant Secretary of the Borrower, certifying (A) an attached copy of resolutions of its Board of Directors authorizing or ratifying the execution, delivery and performance by the Borrower of this Amendment and (B) that there has been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of the Borrower previously delivered to the Lenders on June 12, 2002, or attached copies of such amendments, supplements or modifications; and

                    (iii) Such other documents as the Agent may reasonably request.

     The date upon which such events have occurred is the "Effective Date".

          4.  Reference to and Effect Upon the Credit Agreement.

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.


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          5.  Costs and Expenses. The Borrower hereby affirms its obligations under Section 9.6 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature pages to follow]



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     IN WITNESS WHEREOF, the parties executed this Amendment as of the date and year first above written.

                          BJ'S WHOLESALE CLUB, INC.

                          By: /s/ Frank Forward
                             -----------------------------
                          Name:  Frank Forward
                          Title: Executive Vice President

                                 Address:   One Mercer Road
                                            P.O. Box 9600
                                            Natick, Massachusetts  01760
                                            Attn: Frank Forward
                                            Executive Vice President and
                                            Chief Financial Officer

                                 Telephone: (508) 651-6500
                                 Telecopy:  (508) 651-6623

                                 with a copy to:

                                 Address:   One Mercer Road
                                            P.O. Box 9600
                                            Natick, Massachusetts  01760
                                            Attn: General Counsel

                                 Telephone: (508) 651-6670
                                 Telecopy:  (508) 651-6551



Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.


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                                 BANK ONE, NA,
                                 Individually, as LC Issuer, as Swing Line
                                 Lender and as Agent

                                 By: /s/ Vincent R. Henchek
                                    -----------------------------
                                 Print Name: Vincent R. Henchek
                                 Title:      Director

                                 Address:   1 Bank One Plaza
                                            Chicago, Illinois 60670
                                            Attn: John Runger

                                 Telephone: (312) 732-7101
                                 Telecopy:  (312) 336-4380



Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.


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                                 FLEET NATIONAL BANK

                                 By: /s/ Suzanne Chomiezewski
                                 ------------------------------------
                                 Print Name: Suzanne Chomiezewski
                                 Title:      Vice President

                                 Address:   100 Federal Street
                                            MADE 10009A
                                            Boston, MA 02110
                                            Attn: Suzanne Chomiezewski

                                 Telephone: (617) 434-3325
                                 Telecopy:  (617) 434-6685



Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.



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                                 CITIZENS BANK OF MASSACHUSETTS

                                 By: /s/ Stephen F. Foley
                                 ------------------------------------
                                 Print Name: Stephen F. Foley
                                 Title:      Vice President

                                 Address:   28 State Street
                                            Boston, MA 02109
                                            Attn: Stephen F. Foley

                                 Telephone: (617) 994-7029
                                 Telecopy:  (617) 263-0439





Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.



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                                 SUNTRUST BANK

                                 By: /s/ Karen C. Copeland
                                 ------------------------------------
                                 Print Name: Karen C. Copeland
                                 Title:      Vice President

                                 Address:   711 Fifth Avenue 16th floor
                                            New York, New York 10022
                                            Attn: Kelly Gillespie

                                 Telephone: (212) 583-2607
                                 Telecopy:  (212) 371-9386





Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.



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                                 WACHOVIA BANK, N.A.

                                 By: /s/ Beth Rue
                                 ------------------------------------
                                 Print Name: Beth Rue
                                 Title:      Vice President

                                 Address:   1 South Penn Square
                                            Philadelphia, PA 19107
                                            Attn: PA 4830

                                 Telephone: (267) 321-6619
                                 Telecopy:  (267) 321-6700





Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.


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                                 THE BANK OF NEW YORK

                                 By: /s/ David C. Judge
                                 ------------------------------------
                                 Print Name: David C. Judge
                                 Title:      Senior Vice President

                                 Address:



                                 Telephone: (   )
                                 Telecopy:  (   )





Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.


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                                 FIFTH THIRD BANK

                                 By: /s/ Christine L. Wagner
                                 ------------------------------------
                                 Print Name: Christine L. Wagner
                                 Title:      Assistant Vice President

                                 Address:   38 Fountain Square, MD
                                            109054
                                            Cincinnati, OH 45202
                                            Attn: Christine Wagner

                                 Telephone: (513) 534-7348
                                 Telecopy:  (513) 534-5947





Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.


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                                 U.S. BANK NATIONAL ASSOCIATION

                                 By: /s/ Thomas L. Bayer
                                 ------------------------------------
                                 Print Name: Thomas L. Bayer
                                 Title:      Vice President

                                 Address:   One U.S. Bank Plaza
                                            St. Louis, MO 63101
                                            Attn:

                                 Telephone: (314) 418-3993
                                 Telecopy:  (314) 418-3859





Signature page to Amendment No. 1
to Credit Agreement for BJ's Wholesale Club, Inc.


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